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                                                                    EXHIBIT 23.1






                         CONSENT OF INDEPENDENT AUDITORS






The Board of Directors
Community Financial Group, Inc.:

We consent to the use of our reports incorporated herein by reference.



                                    KPMG LLP




Nashville, Tennessee
July 19, 2000


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